UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2026

SATELLOGIC INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41247	98-1845974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 Delburg Street
Davidson, NC 28036
(Address of Principal Executive Offices, and Zip Code)
(704) 802-2041
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SATL	The Nasdaq Capital Market
Warrants	SATLW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2026, the Board of Directors (the “Board”) of Satellogic Inc. (the “Company”) increased the size of the Board from seven directors to eight directors and appointed Michael E. Williamson to fill the vacancy as a Class III Director. The Board anticipates naming Mr. Williamson to serve on one or more committees of the Board, but Mr. Williamson’s committee assignments have not been determined at the time of this Form 8-K. The Board has determined that Mr. Williamson is “independent” under the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”) and Nasdaq listing standards.

Mr. Williamson will be eligible to receive compensation for his service on the Board consistent with that provided to the Company’s other independent directors, which is described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on April 23, 2026. In addition, Mr. Williamson will enter into the Company’s standard indemnification agreement, the form of which is attached as Exhibit 10.30 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 19, 2026.

There is no arrangement or understanding between Mr. Williamson and any other person pursuant to which Mr. Williamson was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC between the Company and Mr. Williamson required to be disclosed herein.

On June 4, 2025, the Company issued a press release announcing the appointment of Mr. Williamson to the Board. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 4, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 4, 2026

SATELLOGIC INC.

By:	/s/ Rick Dunn
Name:	Rick Dunn
Title:	Chief Financial Officer